Exhibit 99.1

FOR IMMEDIATE RELEASE

CHAMPION HOMES IMPLEMENTS CEO SUCCESSION PLAN

Tim Larson Appointed President and Chief Executive Officer,

Succeeding Mark Yost

TROY, Mich. – December 13, 2024 – Champion Homes, Inc. (NYSE: SKY) (“Champion Homes”) today announced the implementation of a succession plan in which Tim Larson, the Company’s Chief Growth Officer, has been appointed President, Chief Executive Officer, and a member of the Board of Directors, effective immediately. He succeeds Mark Yost in these roles. Mr. Yost will be available as needed to support an orderly transition.

Mr. Larson joined Champion Homes in 2021 as Chief Growth Officer. In this role, he has been responsible for leading the Company’s direct-to-consumer growth and brand transformation while driving a customer-centric approach to the business. Mr. Larson is an accomplished executive in the consumer products and manufacturing industries, including serving as CEO of Jostens, Inc. and CMO and Sr. Vice President of Global Customer Excellence at Polaris Industries.

“As we engaged in our ongoing succession planning activities, the Board determined that Tim has the right set of leadership, operational and financial skills and experience to lead Champion Homes as it embarks on its next phase of growth,” said Eddie Capel, Chair of the Board of Directors. “Since joining the Company, Tim has been instrumental in developing and executing our digital direct-to-consumer strategy, expanding our retail footprint, and driving a customer-centric approach to the business. We are confident now is the right time to transition leadership and that he will continue to build on the progress achieved during Mark’s tenure as CEO. We remain on track to deliver solid results in our third quarter and will look to capitalize on new opportunities to unlock even more value for our shareholders with Tim at the helm. On behalf of the Board of Directors, I thank Mark for his leadership as CEO of Champion Homes and his many contributions over the past decade.”

Mr. Larson said, “It is an especially exciting time at Champion Homes. There is a tremendous opportunity to expand and elevate offsite built homes through customer-centric product and service innovation, in support of both homeowners and our retailers. I look forward to working with our CFO, Laurie Hough, and the entire outstanding Champion team as we evolve and grow our portfolio of housing solutions.”

“It has been a privilege to serve as CEO, and I am proud of what our team has accomplished during my tenure at Champion Homes,” Mr. Yost said. “Having worked closely with Tim in recent years, I am confident in his ability to lead the Company forward.”

About Tim Larson

Mr. Larson has been a member of the Champion Homes executive leadership team since 2021, serving as the Chief Growth Officer. He has significant experience transforming the customer and digital experience across a diverse portfolio of brands and manufacturing businesses with dealer-based retail channels. Mr. Larson acted as Board Chair for several businesses, including Spectro Alloys and Botanic Innovations. From August 2013 to January 2018, he served as CMO and Sr. Vice President of Global Customer Excellence for Polaris Industries. He served as President and Chief Executive Officer of Jostens, Inc. from January 2008 to January 2013. Mr. Larson earned a B.A. in Strategic Communications from the University of Minnesota.

About Champion Homes, Inc.

Champion Homes, Inc. (NYSE: SKY) is a leading producer of factory-built housing in North America and employs approximately 9,000 people. With more than 70 years of homebuilding experience and 48 manufacturing facilities throughout the United States and western Canada, Champion Homes is well positioned with an innovative portfolio of manufactured and modular homes, ADUs, park-models and modular buildings for the single-family, multi-family, and hospitality sectors.

In addition to its core home building business, Champion Homes provides construction services to install and set-up factory-built homes, operates a factory-direct retail business with 72 retail locations across the United States, and operates Star Fleet Trucking, providing transportation services to the manufactured housing and other industries from several dispatch locations across the United States.

Champion Homes builds homes under some of the most well-known brand names in the factory-built housing industry including Skyline Homes, Champion Homes, Genesis Homes, Regional Homes, Athens Park Models, Dutch Housing, Atlantic Homes, Excel Homes, Homes of Merit, New Era, Redman Homes, ScotBilt Homes, Shore Park, Silvercrest, Titan Homes in the U.S. and Moduline and SRI Homes in western Canada.

Forward-Looking Statements

Statements in this press release, including certain statements regarding Champion Homes’ expected future results and statements related to the expectation that Mr. Larson will help Champion Homes realize strategic growth opportunities and generate long-term shareholder value, are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of words such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “could,” “should,” “will,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Champion Homes. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include regional, national and international economic, financial, public health and labor conditions, and the following: supply-related issues, including prices and availability of materials; labor-related issues; inflationary pressures in the North American economy; the cyclicality and seasonality of the housing industry and its sensitivity to changes in general economic or other business conditions; demand fluctuations in the housing industry, including as a result of actual or anticipated increases in homeowner borrowing rates; the possible unavailability of additional capital when needed; competition and competitive pressures; changes in consumer preferences for our products or our failure to gauge those preferences; quality problems, including the quality of parts sourced from suppliers and related liability and reputational issues; data security breaches, cybersecurity attacks, and other information technology disruptions; the potential disruption of operations caused by the conversion to new information systems; the extensive regulation affecting the production and sale of factory-built housing and the effects of possible changes in laws with which we must comply; the potential impact of natural disasters on sales and raw material costs; the risks associated with mergers and acquisitions, including integration of operations and information systems; periodic inventory adjustments by, and changes to relationships with, independent retailers; changes in interest and foreign exchange rates; insurance coverage and cost issues; the possibility that all or part of our intangible assets, including goodwill, might become impaired; the possibility that all or part of our investment in ECN Capital Corp. (“ECN”) might become impaired; the possibility that our risk management practices may leave us exposed to unidentified or unanticipated risks; the potential disruption to our business caused by public health issues, such as an epidemic or pandemic, and resulting government actions; the possibility our share repurchase program will not enhance long-term stockholder value, could increase the volatility of our stock price, and diminish our cash reserves; unanticipated impacts from the transition in executive leadership; and other risks set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section, and other sections, as applicable, in our Annual Reports on Form 10-K, including our Annual Report on Form 10-K for the fiscal year ended March 30, 2024 previously filed with the Securities and Exchange Commission (“SEC”), as well as in our Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with or furnished to the SEC.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, then the developments and future events concerning Champion Homes set forth in this press release may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this release. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. Champion Homes assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Contacts

Investors

Jason Blair, Investor Relations Manager

jablair@championhomes.com

(248) 614-8211